CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.
FOURTH AMENDMENT
This FOURTH AMENDMENT (“Fourth Amendment”) is entered into on December 12, 2022 (“Fourth Amendment Effective Date”) by and between Daewoong Pharmaceutical Co., Ltd. (“DAEWOONG”) and Evolus Inc. (“EVOLUS”) and amends that certain License & Supply Agreement between the Parties dated September 30, 2013, as amended by that certain First Amendment dated February 26, 2014, that certain Second Amendment dated July 15, 2014 and that certain Third Amendment dated March 23, 2021 (collectively, the “Original Agreement”).
The Parties, for their mutual benefit, now wish to amend the Original Agreement. Capitalized terms herein used which are not herein defined shall have the respective meanings ascribed to them in the Original Agreement. All references to the term “Agreement” in the Original Agreement shall be deemed to include all of the terms and conditions of this Fourth Amendment. The term “Third Amendment Effective Date” shall mean March 23, 2021.
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:
1.AMENDMENTS.
(a)Definition of Territory. The definition of “Territory” in Section 1.36 of the Original Agreement is hereby amended to remove all references to Russia, and all rights to distribution of the Product in Russia shall hereby revert to DAEWOONG.
(b)Annex B Amendment(1). Annex B of the Original Agreement is hereby amended to remove all references to Russia, and all rights to distribution of the Product in Russia shall hereby revert to DAEWOONG.
(c)Transfer of Russia related Regulatory Approval application. EVOLUS shall work together in good faith with DAEWOONG to transfer all regulatory materials related to the Regulatory Approval and Marketing Authorization developed by EVOLUS for the Russian territory.
(d)Annex B Amendment(2)-Pricing for European Territories. The Price per Unit for the Product in the European Territories set forth in the Annex B of Third Amendment to the Original Agreement is hereby amended and restated to be:
(1)Pricing for [***] Commercial lots of Product: The Price per Unit for the Product in the European Territories for the [***] shipped commercial lots dated as of the Third Amendment shall be as originally set forth in the Third Amendment to the Original Agreement, dated as of the Third Amendment Effective Date.
(2)Transfer Price: After the [***] shipped commercial lots, the Price per Unit for the Product in the European Territories is hereby amended and restated to be [***] per vial (the “European Transfer Price”). The European Transfer Price shall be effective until the [***] anniversary of the Fourth Amendment Effective Date. The Parties will meet annually in [***] to agree to the European Transfer Price that will apply for the following [***] from the Anniversary of Fourth Amendment Effective Date. The Parties shall use commercially reasonable efforts to establish a European Transfer Price intended to minimize the True-Up payable during [***], provided, however, that the European Transfer Price will not be set to less than [***] per vial.
(3)Additional Quarterly True Up. In addition to the European Transfer Price, within [***] after each calendar quarter, EVOLUS shall: (i) calculate the Net Sales in each country within the European Territory in U.S. Dollars, provided that the exchange rate for conversion of the local currency into U.S. Dollars shall be calculated on the day Net Sales are made, or the preceding business day if Net Sales are not made on a business day, according to the dollar exchange rate for such local currency (ii) provide to DAEWOONG a calculation of Net Sales in each country within the European Territory (the "Net Sales Report"), (iii) calculate a quarterly true-up based on the Net Sales Report (the “True Up”).
(a)“Unit Quantity Sold” for the Product means [***] during the calendar quarter.

(b)“True Up Calculation” means [***].
(c)“Floor price” for the Product shall mean [***] per vial.
(d)“Floor Price Calculation” means [***].
(e)Payment of the True Up. If the True Up Calculation for each country is a positive number, then EVOLUS shall pay to DAEWOONG the amount of the True Up within [***] after issuance of the invoice from DAEWOONG. If the True Up Calculation for each country is a negative number, then DAEWOONG shall issue a credit note to EVOLUS in the amount of the True Up within [***] after DAEWOONG’s receiving of the Net Sales Report. If the True Up Calculation is a positive number for each country, the True Up shall be equal to the “True Up Calculation” for such country. If the True Up Calculation is negative number for each country, the True Up shall be equal to the lesser of (i) the “True Up Calculation” for such country or (ii) the “Floor Price Calculation” for such country.
(f)Example – Payment by EVOLUS: For illustrative purposes: [***]
i.True Up Calculation = [***]
ii.EVOLUS shall pay [***] to DAEWOONG.
(g)Example – Payment by DAEWOONG: For illustrative purposes: [***]
i.True Up Calculation = [***]
ii.Floor Price Calculation = [***]
iii.DAEWOONG shall issue [***] credit note to EVOLUS as the lesser of the True Up Calculation and the Floor Price Calculation.
(h)Net Sales Clarification. For purposes of this Section, the definition of “Net Sales” shall be aligned to EVOLUS’ Accounting Principles as they are reported by EVOLUS in its securities filings and as consistently applied across any other agreements EVOLUS has to calculate Net Sales. To the extent any adjustments to Net Sales are allocable to multiple countries within the European Territories, [***].
(i)DAEWOONG Audit Right. Pursuant to Section 1.27 of the Original Agreement, DAEWOONG shall have the right to audit the Net Sales Report.
(4)Reporting Obligations. EVOLUS shall prepare the materials set forth on Appendix B on the timetables set forth therein (the “Required Plans”). In the event that EVOLUS fails to provide the Required Plans and fails to correct the failure within [***] of notice from DAEWOONG, DAEWOONG shall have the option upon written notice to EVOLUS to revert the European Transfer Price and any associated purchase volumes to the terms set forth in the Third Amendment to the Original Agreement.
(e)Launch timeline for European Territories. EVOLUS shall use Commercially Reasonable Efforts to launch the Product on the schedule and in the total volumes set forth on Appendix A.
2.COUNTERPARTS. This Fourth Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Signatures to this Fourth Amendment transmitted by facsimile, email, portable document format (.pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as the physical delivery of the paper document bearing original signatures.
3.NO OTHER AMENDMENTS. Except as herein set forth, the Original Agreement has not been modified and, as amended by this Fourth Amendment, remains of full force and effect. To the extent there are any inconsistencies or ambiguities between the specific subject matter of this Fourth Amendment and the Original Agreement, the terms of this Fourth Amendment shall supersede the Original Agreement.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Fourth Amendment effective as of the Fourth Amendment Effective Date.

DAEWOONG PHARMACEUTICAL CO., LTD.	EVOLUS INC.
By: /s/Seng-Ho Jeon Name: Seng-Ho Jeon Title: CEO & President	By: /s/David Moatazedi Name: David Moatazedi Title: CEO & President

Appendix A
Launch Schedule
[***]

Appendix B
Required Plans
[***]